                               SECURITY AGREEMENT

Firestone Communications, Inc.,
a Delaware corporation
6125 Airport Freeway, Suite 200
Fort Worth, Texas 76117
Attention: Mr. Leonard L. Firestone
(Hereinafter referred to as "Borrower")

12K, LLC, a Florida limited liability company
2022 Hendricks Avenue
Jacksonville, Florida 32207
(Hereinafter referred to as "Secured Party")

For value received and to secure payment and performance of any and all obligations of Borrower to Secured Party, however created, arising or evidenced, whether direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, and whether or not evidenced by an evidence of indebtedness, including without limitation Borrower's obligations under that certain Secured Promissory Note of even date herewith in the original principal sum of $800,000, including future advances, and all costs and expenses incurred by Secured Party to obtain, preserve, perfect and enforce the security interest granted herein and to maintain, preserve and collect the property subject to the security interest (collective, the "Obligations"), Borrower hereby grants to
Secured Party a continuing security interest in and lien upon the following described property, whether now owned or hereafter acquired, and any additions, replacements, accessions, or substitutions thereof and all cash and non cash proceeds and products thereof (collectively the "Collateral");

      All of the personal property described on "Exhibit A" attached to this
Security Agreement.

Borrower hereby represents and agrees that:

COVENANTS OF BORROWER:

      A.    Borrower shall pay to Secured Party any sum or sums due or which may become due on the Obligations secured hereby in accordance with the terms of such Obligations and the terms of this Security Agreement. Borrower shall pay to
Secured Party on demand all expenses and expenditures, including reasonable attorney's fees and other legal expenses incurred or paid by Secured Party in exercising or protecting its interest, rights and remedies under this Security
Agreement. Borrower shall pay immediately, without notice, the entire unpaid indebtedness of Borrower to Secured Party, whether created or incurred pursuant to this Security Agreement or otherwise, upon Borrower's default under this
Security Agreement.

      B.    Secured Party shall have the power to endorse any instrument described as a portion of the "Collateral" above and Borrower hereby grants to
Secured Party a limited power of attorney, deemed coupled with an interest, for the purposes of endorsing in the name of Borrower any such instrument or document constituting Collateral or which may be received in payment for or as proceeds of the Collateral.

      C.    Upon demand by Secured Party, Borrower will deliver additional
Collateral to Secured Party if Secured Party deems the Collateral then held to be insufficient to secure the Obligations.

                                   Page 1 of 7

also Collateral

REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF BORROWER:

      Corporation, are hereby approved, ratified and confirmed
      in every respect.

Dated the 20th day of January, 2005.

-----------------------------                 -----------------------------
RAYMOND K. MASON,                             PETER LUND, Director
Director

                                               /s/ Leonard L. Firestone
-----------------------------                 -----------------------------
W. CURTIS FIRESTONE,                          LEONARD L. FIRESTONE,
Director                                      Director

-----------------------------
J. TIMOTHY ROMER,
Director

              INSTRUCTIONS FOR UCC FINANCING STATEMENT (FORM UCC1)

Please type or laser-print this form. Be sure it is completely legible. Read all instructions, especially Instruction 1; correct Debtor name is crucial. Follow
Instructions completely.

Fill in form very carefully; mistakes may have important legal consequences. If you have questions, consult your attorney. Filing office cannot give legal advice. Do not insert anything in the open space in the upper portion of this form; it is reserved for filing office use.

When properly completed, send Filing Office Copy, with required fee, to filing office. If you want an acknowledgment, complete item B and, if filing in a filing office that returns an acknowledgment copy furnished by filer, you may also send Acknowledgment Copy; otherwise detach. If you want to make a search request, complete Item 7 (after reading instruction 7 below) and send Search
Report Copy, otherwise detach. Always detach Debtor and Secured Party Copies.

If you need to use attachments, you are encouraged to use either Addendum (Form
UCC1Ad) or Additional Party (Form UCC1AP).

A.    To assist filing offices that might wish to communicate with filer, filer may provide information in item A. This item is optional.

B.    Complete item B if you want an acknowledgment sent to you. If filing in a filing, office that returns an acknowledgment copy furnished by filer, present simultaneously with this form B carbon of other copy of this form for use as an acknowledgment copy.

1.      DEBTOR NAME: Enter only one Debtor name in item 1, an organization's name (1a) or an individual's name (1b). Enter Debtor's, exact full legal name. Don't abbreviate.

1a.     Organization Debtor. "Organization" means an entity having a legal identity separate from its owner. A partnership is an organization; a sole proprietorship is not an organization, even If It does business under a trade name. If Debtor is a partnership, enter exact full legal name of partnership; you need not enter names of partners as additional
        Debtors. If Debtor is a registered organization (e.g., corporation, limited partnership, limited liability company), it is advisable to examine Debtors current filed charter documents to determine Debtor's correct name, organization type, and jurisdiction of organization.

1b.     Individual Debtor. "Individual' means a natural person; this includes a sole proprietorship, whether or not operating under a trade name, Don't use prefixes (Mr., Mrs., Ms.). Use suffix box only for titles of lineage
        (Jr., Sr., III) and not for other suffixes or titles (e.g., M.D.). Use married women's personal name (Mary Smith, not Mrs. John Smith). Enter individual Debtor' family name (surname) in Last Name box, first given name in First Name box, and all additional given names in Middle name box.
        For both organization and individual Debtors; Don't use Debtor's trade name, DBA, AKA, FKA, Division name, etc. in place of or combined with
        Debtor's, legal name; you may add such other names as additional Debtors if you wish (but this is neither required nor

1c.     An address is always required for the Debtor named in 1a or 1b.

1d.     Reserved for Financing Statements to be filed in North Dakota or South
        Dakota only. If this Financing Statement is to be filed in North Dakota
        -- social security number or employer identification number must be placed in this box.

1e,f,g. "Additional Information re organization Debtor" is always required. Type of organization and jurisdiction of organization as well as Debtor's exact legal name can be determined from Debtor's current filed charter document. Organizational ID #, if any, is assigned by the agency where the charter document was filed; this is different from tax ID #; this should be entered preceded by the 2-character U.S. Postal identification of state of organization if one of the United States (e.g., CA12345, for a California corporation whose organization ID # is 12345); If agency does not assign organizational ID #, check box in item 1g indicating
        "none."

Note: If Debtor is a trust or a trustee acting with respect to properly held in trust, enter Debtor's name in item f and attach Addendum (Form UCC 1Ad) and check appropriate box in item 17. If Debtor is a decedent's estate, enter name of deceased individual item 1b end attach Addendum (Form UCC 1 Ad) and check appropriate box in item 17. If Debtor is a transmitting utility or this
Financing Statement is filed In connection with a Manufactured. Home
Transaction or a Public-Finance Transaction as defined in applicable Commercial
Code, attach Addendum (Form UCC1Ad) and check appropriate box In Item 18.

2.      If an additional Debtor is included, complete item 2, determined and formatted per Instruction 1. To include further additional Debtors, attach either Addendum (Form UCC1Ad) or Additional Party (Form UCC1AP)
        and follow Instruction 1 for determining and formatting additional names.

3.      Enter Information for Secured Party or Total Assignee, determined and formatted par Instruction 1. To include further additional Secured
        Parties, attach either Addendum (Form UCC1Ad) or Additional Party (Form
        UCC1AP) and follow instruction 1 for determining and formatting additional names, if there has been a total assignment of the Secured
        Party's interest prior to filing this form, you may either (1) enter
        Assignor S/P's name and address in item 3 and file an Amendment (Form
        UCC3) [see item 5 of that form]; or (2) enter Total Assignee's name and address in item 3 and, if you wish, also attaching Addendum (Form
        UCC31Ad) giving Assignor S/P's name and address in Item 12.

4.      Use item 4 to indicate the collateral covered by this Financing
        Statement. If space In Item 4 Is Insufficient, put the entire collateral description or continuation of the collateral description on either
        Addendum (Form UCC1AD) or other attached additional page(s).

5.      If filer desires (at filer's option) to use titles of lessee and lessor, or consignee and consignor, or seller and buyer (in the case of account or chattel paper), or bailee and bailor instead of Debtor and Secured
        Party, check the appropriate box In Item 5. If this is an agricultural
        Item (as defined an applicable Commercial Code) filing or is otherwise not a UCC security interest filing (e.g., a tax lien, judgment lien, etc.), check the appropriate box in item 5, complete Items 1-7 as applicable and attach any other items required under other law.

6.      If this Financing Statement is filed as a fixture filing or if the collateral consists of timber to be cut or as-extracted collateral, complete item 1 - 5, check the box in item 6, and complete the required information (Items 13, 14 and/or 15) on Addendum (Form UCC1Ad).

7.      This Item is optional. Check appropriate box item 7 to request Search
        Report(s) on all or some of the Debtors named in this Financing
        Statement. The Report will list all Financing Statements on the against the designated Debtor on the date of the Report, including this financing Statement. There is an additional fee for each Report. If you have checked a box in item 7, file Search Report Copy together with
        Filing Officer Copy (and Acknowledgment Copy). Note: Not all States do
        searches and not all states will honor search request made via this form; some states require a separate request form.

8.      This item is optional and is For filer's use only. For filler's convenience of reference, filer may enter in Item 8 any identifying information (e.g., Secured Party's loan number, law firm file number,
        Debtor's name or-other identification, state In which form Is being filed, etc.) that filer may find useful.

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (Front and back) CAREFULLY

------------------------------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]
   DENNIS L. BLACKBARN
------------------------------------------------------------------
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

      DENNIS L.BLACKBARN, ESQ.
      5150 BELFORT RD. SOUTH, BLDG. 500
      JACKSONVILLE, FL 32256

                                                                               THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
-----------------------------------------------------------------------------------------------------------------------------------

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
-----------------------------------------------------------------------------------------------------------------------------------
    1a. ORGANIZATION'S NAME

    FIRESTONE COMMUNICATIONS, INC.
OR  -------------------------------------------------------------------------------------------------------------------------------
    1b. INDIVIDUAL'S LAST NAME                                    FIRST NAME                         MIDDLE NAME           SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                               CITY                               STATE   POSTAL CODE   COUNTRY

6125 AIRPORT FREEWAY, STE. 200                                    FT. WORTH                          TX      76117         USA
-----------------------------------------------------------------------------------------------------------------------------------
1d. SEE INSTRUCTIONS   ADD'L INFO RE   1e. TYPE OF ORGANIZATION   1f. JURISDICTION OF ORGANISATION   1g. ORGANIZATIONAL ID#, if any
                       ORGANIZATION
                       DEBTOR          CORPORATION                DELAWARE                           2318767               [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
-----------------------------------------------------------------------------------------------------------------------------------
    2a. ORGANIZATION'S NAME

OR  -------------------------------------------------------------------------------------------------------------------------------
    2b. INDIVIDUAL'S LA5T NAME                                    FIRST NAME                         MIDDLE NAME           SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                               CITY                               STATE   POSTAL CODE   COUNTRY

-----------------------------------------------------------------------------------------------------------------------------------
2d. SEE INSTRUCTIONS   ADD'L INFO RE   2e. TYPE OF ORGANIZATION   2f. JURISDICTION OF ORGANISATION   2g. ORGANIZATIONAL ID#, if any
                       ORGANIZATION
                       DEBTOR                                                                                              [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE or ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
-----------------------------------------------------------------------------------------------------------------------------------
    3a. ORGANIZATION'S NAME

    12K, LLC
OR  -------------------------------------------------------------------------------------------------------------------------------
    3b. INDIVIDUAL'S LA5T NAME                                    FIRST NAME                         MIDDLE NAME           SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                               CITY                               STATE   POSTAL CODE   COUNTRY

2022 HENDRICKS AVENUE                                             JACKSONVILLE                       FL      32207         USA
-----------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following material;

SEE ATTACHED EXHIBIT "A"

-----------------------------------------------------------------------------------------------------------------------------------
5. ALTERNATIVE DESIGNATION (if applicable) [ ] LESSEE/LESSOR      [ ] CONSIGNEE/CONSIGNOR            [ ] BAILEE/BAILOR
                                           [ ] SELLER/BUYER       [ ] AG. LIEN                       [ ] NON-UCC FILING
-----------------------------------------------------------------------------------------------------------------------------------
6. [ ] This FINANCING STATEMENT is to be filed [for record] [or recorded] in the REAL
   ESTATE RECORDS.         Attach Addendum            [if applicable]
-----------------------------------------------------------------------------------------------------------------------------------
7. Check to REQUEST SEARCH REPORTS on Debtor(s)
   [ADDITIONAL FEEE]       [optional]                 [ ] All Debtors        [ ] Debtor 1                       [ ] Debtor 2
-----------------------------------------------------------------------------------------------------------------------------------
8. OPTIONAL FILER REFERENCE DATA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        International Association of Commercial Administrators(ACA)

FILING OFFICE COPY -- UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

                 EXHIBIT "A" TO UCC-1 FINANCING STATEMENT NAMING
                   FIRESTONE COMMUNICATIONS, INC. AS "DEBTOR"
                         AND 12K, LLC AS "SECURED PARTY"

The following personal property of Debtor

      1.    Avid Media Composer Adrenaline System Production Edit Suite
      2.    Audio Card-New Client Master Control
      3.    Program Receiver D9850/PowervuReceiver
      4.    Originator Encoder-New Client Master Control
      5.    Studio Lighting Grid
      6.    Dimmer/Wiring of Studios/Production Van
      7.    Dimmer/Wiring of Studios/Production Van
      8.    Prime Image Video/Audio Delay
      9.    Patch Panels - Production Edit Suite
      10.   BR DV3000BU-New Client Master Control
      11.   Dell Poweredge Server-New Client Traffic System
      12.   Studio Soundproofing
      13.   Patch Panels-Production Edit Suite
      14.   510 Ton York Condensing Units-Studio Climate Control
      15.   Property described on the attached Supplement to Exhibit A

                            SUPPLEMENT TO EXHIBIT "A"

                                       2